UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2013

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(514) 848-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On July 25, 2013, Domtar Corporation issued a news release reporting earnings for the second quarter of 2013 and announced that it will be holding a webcast and a conference call to present its second quarter 2013 financial results on Thursday, July 25, at 10:00 a.m. (ET). A copy of the news release is being furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibits 99.1:	News release of Domtar Corporation, dated July 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION (Registrant)

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President, Corporate Law and Secretary

Date:	July 25, 2013

Exhibit Index

Exhibit No.	Exhibit

99.1	News Release of Domtar Corporation, dated July 25, 2013

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